EXHIBIT 23.3

                     CROSBY, GUENZEL, DAVIS,
                        KESSNER & KUESTER
                134 South 13th Street, Suite 400
                     Lincoln, Nebraska 68508



                              March 30, 1994



Acceptance Insurance Companies Inc.
Suite 600 North
222 South 15th Street
Omaha, NE  68102

Gentlemen/Ladies:

We hereby consent to the use of our opinion set forth as
Exhibit 5.1 to your Registration Statement on Form S-1,
Registration No. 33-53730 which is incorporated by reference to your Annual Report on Form 10-K for the year ended December 31, 1993.

                              Very truly yours,

                              CROSBY, GUENZEL, DAVIS,
                              KESSNER & KUESTER



                              By   Donn E. Davis
                                   Donn E. Davis

DED:eak/accept/10ke23-3